INVESTMENT PROPERTIES	6 Months Ended
Jun. 30, 2022
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents the change in the fair value of the company’s investment properties:

AS AT AND FOR THE SIX MONTHS ENDED JUN. 30, 2022 (MILLIONS)
Fair value, beginning of period	$100,865
Additions	5,881
Acquisitions through business combinations	6,788
Dispositions[1]	(6,551)
Fair value changes	2,413
Foreign currency translation and other	(2,444)
Fair value, end of period[2]	$106,952
1.Includes amounts reclassified to held for sale.
2.Includes $4.1 billion of right-of-use (“ROU”) investment properties (December 31, 2021 – $4.1 billion).
Investment properties include the company’s office, retail, multifamily and other properties, as well as highest and best-use land within the company’s sustainable resources operations. Additions of $5.9 billion primarily relate to the purchases of investment properties within our real estate funds and enhancement of existing assets during the period.
The following table presents our investment properties measured at fair value:

AS AT JUN. 30, 2022 (MILLIONS)
Core	$19,365
Transitional and Development	28,823
LP Investments	57,353
Other investment properties	1,411
$106,952
Significant unobservable inputs (Level 3) are utilized when determining the fair value of investment properties. The significant Level 3 inputs include:

Valuation Technique	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis[1]	• Future cash flows – primarily driven by net operating income	• Increases (decreases) in future cash flows increase (decrease) fair value	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	• Discount rate	• Increases (decreases) in discount rate decrease (increase) fair value	• Increases (decreases) in discount rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from discount rates
	• Terminal capitalization rate	• Increases (decreases) in terminal capitalization rate decrease (increase) fair value	•Increases (decreases) in terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from terminal capitalization rates
	• Investment horizon	• Increases (decreases) in the investment horizon decrease (increase) fair value	•Increases (decreases) in the investment horizon tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year
1.Certain investment properties are valued using the direct capitalization method instead of a discounted cash flow model. Under the direct capitalization method, a capitalization rate is applied to estimated current year cash flows.
The company’s investment properties are diversified by asset type, asset class, geography and market. Therefore, there may be mitigating factors in addition to those noted above, such as changes to assumptions that vary in direction and magnitude across different geographies and markets.
The following table summarizes the key valuation metrics of the company’s investment properties:

AS AT JUN. 30, 2022	Discount Rate	Terminal Capitalization Rate	Investment Horizon (years)
Core	5.9%	4.6%	11
Transitional and Development[1]	7.4%	5.9%	10
LP Investments[1]	9.0%	6.1%	14
Other investment properties[2]	7.3%	n/a	n/a
1.The rates presented are for investment properties valued using the discounted cash flow method. These rates exclude multifamily, triple net lease, student housing, manufactured housing and other investment properties valued using the direct capitalization method.
2.Other investment properties include investment properties held in our Infrastructure and Residential Development segments.